Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2005
TABLE OF CONTENTS

Press Release	1

Consolidated Statements of Income	5

Funds From Operations	6

Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations — Supplemental Detail	9

Development Pipeline	22

Portfolio Listing	24

Same Property Information	27

Square Feet Expiring:
Office	28
Retail	29

Top 25 Largest Tenants	30

Inventory of Land Held for Investment or Future Development	31

Inventory of Residential Lots Under Development	33

Debt Outstanding	35

Reconciliations of Non-GAAP Financial Measures	36

Discussion of Non-GAAP Financial Measures	42
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Mark A. Russell
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Senior Investment Officer
(770) 857-2416	(770) 857-2449
jimfleming@cousinsproperties.com	markrussell@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2005
     ATLANTA (October 31, 2005) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2005. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.
     Net Income Available to Common Stockholders (“Net Income Available”) was $9.9 million, or $0.19 per share, for the third quarter of 2005 compared with $224.7 million, or $4.41 per share, for the third quarter of 2004. Funds From Operations Available to Common Stockholders (“FFO”) was $17.0 million, or $0.33 per share, for the third quarter of 2005 compared with $29.3 million, or $0.58 per share, for the third quarter of 2004.
     Net Income Available was $21.9 million, or $0.42 per share, for the nine months ended September 30, 2005 compared with $281.3 million, or $5.56 per share, for the nine months ended September 30, 2004. FFO was $50.9 million, or $0.98 per share, for the nine months ended September 30, 2005 compared with $81.6 million, or $1.61 per share, for the nine months ended September 30, 2004.
     Net Income Available and FFO for the third quarter and nine months ended September 30, 2005 reflect a decrease in rental revenues resulting from the sale of $1.3 billion of consolidated and joint venture operating properties in 2004 and the recognition of gains on sale of these properties in the second and third quarters of 2004 offset by a reduction in interest expense, mainly due to the sold properties.
2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Third Quarter Results

October 31, 2005
          Third quarter highlights of the Company included the following:
•	Commenced construction of The Avenue Webb Gin, a 382,000 square foot open-air specialty retail center located in Gwinnett County, Georgia. Tenant openings at The Avenue Webb Gin are scheduled to begin in August 2006.

•	Closed the sale of 1155 Perimeter Center West, a 365,000 square foot office building owned by a joint venture in which the Company has a 50% ownership interest. The Company’s share of the gain on the sale was approximately $1.6 million. The building, when sold, was 89% leased.

•	Closed the sale of a recently completed retail development project, Hanover Square, a 187,000 square foot shadow anchored Target shopping center in suburban Richmond, Virginia, of which the Company owned 69,000 square feet. Included in the sale was 11 acres of undepreciated land. The Company recognized a gain, net of taxes, of $1.1 million on the sale of the shopping center and $340,000 on the sale of the undepreciated land.

•	Sold 649 residential lots during the quarter. The Company recognized pre-tax profits on lots sold at wholly-owned projects of $1.2 million and recognized its share of pre-tax profits on lots sold by unconsolidated entities of $3.4 million.

•	Through CL Realty, LLC, commenced development of Blue Valley, a 197-lot residential development in suburban Atlanta.

•	Through CL Realty, LLC, purchased 15 acres of beachfront land on Padre Island Beach in Corpus Christi, Texas for an anticipated residential development.

•	Recognized pre-tax and pre-minority interest profits of $712,000 on 905 Juniper, a 117-unit condominium project under development in Midtown Atlanta. Approximately 95% of the units are now under non-cancelable contracts, but only 30% of these contracts have sufficient deposits to allow percentage-of-completion accounting.
          Other recent developments included the following:
•	The grand opening of The Avenue Carriage Crossing on October 19, 2005. The 787,000 square foot center is located in suburban Memphis and is 90% leased or sold to tenants including Dillard’s, Parisian, Barnes & Noble and Linen’s N Things.

•	Completed the foundation of 50 Biscayne, the 529-unit condominium development located in Miami, Florida, in which the Company is a partner. The Company expects to begin revenue recognition under the percentage-of-completion method in the fourth quarter of 2005 on approximately 81% of these units because the foundation is complete and these units are subject to contracts that have sufficient deposits.

•	Purchased land in Cobb County, Georgia, for the development of West Park, an estate lot residential community.

•	Purchased 45 acres in Austin, Texas for potential future retail or multi-family development.

CUZ Reports Third Quarter Results

October 31, 2005
     At September 30, 2005, the Company’s portfolio of operational office buildings was 85% leased compared with 84% at June 30, 2005, and its portfolio of operational retail centers was 96% leased compared with 95% at June 30, 2005.
     At September 30, 2005, the Company and its joint ventures had seven retail, office and industrial projects under development totaling 2.7 million Company-owned square feet, and two condominium projects under development containing a total of 646 units. The Company estimates its share of the total cost of these projects will be $599 million and expects completion of these projects throughout 2006, 2007 and 2008. In addition, the Company had 21 residential communities under development directly or through investments in unconsolidated entities in which approximately 12,400 lots remain to be developed and/or sold.
     “We continue to see significant development opportunities for each of our divisions,” said Tom Bell, President and CEO of Cousins. “With approximately $600 million of development underway and more coming, our value creation strategy also seems to be working quite well. Leasing of our office portfolio is improving and the office environment in most of our markets is recovering. Lastly, I want to congratulate the residential team for an outstanding quarter.”
     The Consolidated Statements of Income, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2449.
     The Company will conduct a conference call at 3:00 p.m. (Eastern time) on Tuesday, November 1, 2005, to discuss the results of the quarter ended September 30, 2005. The number to call for this interactive teleconference is (913) 981-5582. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code, 8164921. The Company will also provide an online Web simulcast and rebroadcast of its third quarter 2005 earnings release conference call. The live broadcast will be available through the “Q3 2005 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 30 days.
     Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, retail, medical office, industrial, multi-family and land development projects. The Company’s portfolio consists of interests in 7.5 million

CUZ Reports Third Quarter Results

October 31, 2005
square feet of office and medical office space, 3.7 million square feet of retail space, 416,000 square feet of industrial space, over 3,200 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. Cousins also provides leasing and management services to third-party investors; its client-services portfolio comprises 11.1 million square feet of office space. Cousins is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit Cousins’ Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
REVENUES:
Rental property revenues	$24,652	$23,410	$73,088	$78,546
Development income	623	624	1,804	2,181
Management fees	2,141	2,242	6,735	6,456
Leasing and other fees	2,037	1,518	4,083	2,943
Multi-family residential unit sales	4,986	—	4,986	—
Residential lot and outparcel sales	10,946	3,341	17,006	11,595
Interest and other	740	1,094	1,459	1,649

	46,125	32,229	109,161	103,370

COSTS AND EXPENSES:
Rental property operating expenses	9,978	8,200	28,813	25,407
General and administrative expenses	8,943	8,431	25,836	25,019
Depreciation and amortization	8,572	8,335	27,467	27,611
Multi-family residential unit cost of sales	4,274	—	4,274	—
Residential lot and outparcel cost of sales	8,350	2,219	12,492	7,887
Interest expense	1,675	2,753	6,559	11,916
Other	826	978	2,043	2,692

	42,618	30,916	107,484	100,532

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME FROM UNCONSOLIDATED JOINT VENTURES AND INCOME TAXES	3,507	1,313	1,677	2,838
PROVISION FOR INCOME TAXES FROM OPERATIONS	(2,021)	(713)	(3,947)	(1,566)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	10,008	106,676	20,791	124,928

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	11,494	107,276	18,521	126,200
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	796	50,082	13,201	88,648

INCOME FROM CONTINUING OPERATIONS	12,290	157,358	31,722	214,848
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	375	2,027	522	4,313
Gain on sale of investment properties	1,070	67,291	1,107	67,939

	1,445	69,318	1,629	72,252

NET INCOME	13,735	226,676	33,351	287,100
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,812)	(1,937)	(11,437)	(5,812)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,923	$224,739	$21,914	$281,288

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.17	$3.17	$0.41	$4.28
Income from discontinued operations	0.03	1.41	0.03	1.48

Net income available to common stockholders	$0.20	$4.58	$0.44	$5.76

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.16	$3.05	$0.39	$4.13
Income from discontinued operations	0.03	1.36	0.03	1.43

Net income available to common stockholders	$0.19	$4.41	$0.42	$5.56

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$1.11	$1.11

WEIGHTED AVERAGE SHARES — BASIC	50,079	49,060	49,932	48,818

WEIGHTED AVERAGE SHARES — DILUTED	52,013	50,943	51,759	50,633

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Net Income Available to Common Stockholders	$9,923	$224,739	$21,914	$281,288
Depreciation and amortization:
Consolidated properties	8,572	8,335	27,467	27,611
Discontinued properties	—	1,057	68	5,254
Share of unconsolidated joint ventures	2,045	3,712	6,873	13,284
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(730)	(659)	(2,094)	(1,994)
Share of unconsolidated joint ventures	(4)	(11)	(74)	(29)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated properties	(796)	(50,082)	(13,201)	(88,648)
Discontinued properties	(1,070)	(67,291)	(1,107)	(67,939)
Share of unconsolidated joint ventures	(1,633)	(99,300)	(1,945)	(99,300)
Gain on sale of undepreciated investment properties	732	8,836	13,010	12,070

Funds From Operations Available to Common Stockholders	$17,039	$29,336	$50,911	$81,597

Per Common Share — Basic:
Net Income Available	$.20	$4.58	$.44	$5.76

Funds From Operations	$.34	$.60	$1.02	$1.67

Weighted Average Shares	50,079	49,060	49,932	48,818

Per Common Share — Diluted:
Net Income Available	$.19	$4.41	$.42	$5.56

Funds From Operations	$.33	$.58	$.98	$1.61

Diluted Weighted Average Shares	52,013	50,943	51,759	50,633

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2005	2004
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $154,373 in 2005 and $140,262 in 2004	$522,094	$528,551
Land held for investment or future development	44,044	29,563
Projects under development	231,422	97,472
Residential lots under development	14,034	19,860

Total properties	811,594	675,446

CASH AND CASH EQUIVALENTS	5,821	89,490
RESTRICTED CASH	3,601	1,188
NOTES AND OTHER RECEIVABLES	34,599	24,957
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	197,896	199,233
OTHER ASSETS, including goodwill of $8,056 in 2005 and $7,891 in 2004	30,604	36,678

TOTAL ASSETS	$1,084,115	$1,026,992

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$363,677	$302,286
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	51,746	35,226
DEFERRED GAIN	6,016	6,209
DEPOSITS AND DEFERRED INCOME	2,654	3,504

TOTAL LIABILITIES	424,093	347,225

MINORITY INTERESTS	22,989	20,017

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 53,241,681 and 52,783,791 shares issued, respectively	53,242	52,784
Additional paid-in capital	319,609	311,943
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(7,633)	(10,160)
Cumulative undistributed net income	136,709	170,077

TOTAL STOCKHOLDERS’ INVESTMENT	637,033	659,750

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,084,115	$1,026,992

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525	6,466	9,923	21,914

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”)	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287	17,585	17,039	50,911

		BASIC WEIGHTED AVERAGE COMMON SHARES	49,205	49,252	48,313	48,637	48,750	49,060	49,567	49,005	49,788	49,924	50,079	49,932
		DILUTED WEIGHTED AVERAGE COMMON SHARES	50,280	49,937	49,415	50,421	50,405	50,943	51,677	51,016	51,653	51,586	52,013	51,759

		NET INCOME PER COMMON SHARE — BASIC	1.44	0.97	4.94	0.22	0.94	4.58	2.39	8.16	0.11	0.13	0.20	0.44
		NET INCOME PER COMMON SHARE — DILUTED	1.41	0.96	4.83	0.22	0.91	4.41	2.29	7.84	0.11	0.13	0.19	0.42

		FFO PER COMMON SHARE — BASIC	2.20	2.30	2.59	0.56	0.52	0.60	0.55	2.22	0.33	0.35	0.34	1.02
		FFO PER COMMON SHARE — DILUTED	2.15	2.27	2.53	0.54	0.50	0.58	0.53	2.13	0.32	0.34	0.33	0.98

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	6,092

		REGULAR COMMON DIVIDENDS	68,595	73,345	71,694	18,096	18,133	18,191	18,449	72,869	18,611	18,621	18,527	55,759
		SPECIAL COMMON DIVIDEND	—	—	100,544	—	—	—	356,493	356,493	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.39	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	1.11
		SPECIAL COMMON DIVIDEND PER SHARE	—	—	2.07	—	—	—	7.15	7.15	—	—	—	—

		COMMON STOCK PRICE AT PERIOD END	24.36	24.70	30.60	32.79	32.95	34.31	30.27	30.27	25.87	29.58	30.22	30.22
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,425	48,386	48,835	48,996	49,095	49,740	50,092	50,092	50,324	50,460	50,550	50,550

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	—	27.25	27.50	25.20	25.79	26.15	26.15	25.25	25.70	26.00	26.00
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	—	—	—	—	25.00	25.00	25.00	25.45	25.60	25.60
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	—	—	—	—	4,000	4,000	4,000	4,000	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882	1,492,607	1,527,621	1,527,621
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000	204,600	206,400	206,400
(A	)	ADJUSTED DEBT (1)	766,503	844,880	697,050	741,630	702,534	424,685	350,346	350,346	360,214	399,272	411,758	411,758

		TOTAL MARKET CAPITALIZATION	1,970,496	2,040,014	2,300,401	2,458,209	2,421,014	2,234,424	2,071,231	2,071,231	1,863,096	2,096,479	2,145,779	2,145,779

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	39%	41%	30%	30%	29%	19%	17%	17%	19%	19%	19%	19%

(A	)	RECOURSE DEBT (1)	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911	100,251	113,351	113,351

		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	8%	1%	2%	4%	2%	2%	2%	3%	5%	5%	5%

		COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882	1,492,607	1,527,621	1,527,621
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000	204,600	206,400	206,400
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	861,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791	491,568	511,988	511,988

		TOTAL MARKET CAPITALIZATION	2,065,181	2,130,780	2,386,989	2,543,751	2,505,411	2,323,531	2,158,935	2,158,935	1,950,673	2,188,775	2,246,009	2,246,009

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	42%	44%	33%	33%	31%	22%	20%	20%	23%	22%	23%	23%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	8,675
		FFO BEFORE INTEREST	149,668	163,997	170,739	37,250	35,381	36,858	31,045	140,534	19,776	20,393	19,417	59,586
		INTEREST EXPENSE COVERAGE RATIO	3.60	3.24	3.73	3.63	3.50	4.90	8.25	4.44	5.67	7.26	8.17	6.87

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	52,588	65,254	59,580	13,831	13,800	10,619	5,604	43,854	5,227	4,365	4,150	13,742
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	150,293	164,848	171,338	37,340	35,518	37,003	31,178	141,039	19,932	20,577	19,587	60,096
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.86	2.53	2.88	2.70	2.57	3.48	5.56	3.22	3.81	4.71	4.72	4.37

(C	)	FIXED CHARGES (including preferred dividends)(1)	52,588	65,254	62,938	15,769	15,737	12,556	7,834	51,896	9,040	8,177	7,962	25,179
		FFO PLUS FIXED CHARGES (including preferred dividends)	150,293	164,848	174,696	39,278	37,455	38,940	33,408	149,081	23,745	24,389	23,399	71,533
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.86	2.53	2.78	2.49	2.38	3.10	4.26	2.87	2.63	2.98	2.94	2.84

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,688	2,693	2,988	746	748	752	728	2,974	734	734	737	2,205
		3301 WINDY RIDGE PARKWAY	1,122	1,517	1,555	389	430	429	411	1,659	404	423	440	1,267
		100 NORTH POINT CENTER EAST	0	0	73	212	241	281	276	1,010	277	234	237	748
		200 NORTH POINT CENTER EAST	0	0	23	102	97	95	123	417	48	36	164	248
		333 NORTH POINT CENTER EAST	2,410	2,447	1,448	214	216	302	304	1,036	321	403	352	1,076
		555 NORTH POINT CENTER EAST	2,603	2,546	2,238	1,908	275	228	177	2,588	346	377	400	1,123
		615 PEACHTREE STREET	1,930	1,987	1,922	440	464	264	247	1,415	273	254	212	739
		LAKESHORE PARK PLAZA	1,351	1,113	1,231	351	382	374	352	1,459	426	224	40	690
		INFORUM	13,813	13,714	13,843	3,581	3,491	3,063	2,673	12,808	2,836	2,726	2,879	8,441
		600 UNIVERSITY PARK PLACE	1,631	1,757	1,871	457	460	457	423	1,797	431	417	421	1,269
		THE POINTS AT WATERVIEW	1,717	1,040	1,802	833	523	545	478	2,379	549	432	454	1,435
		ONE GEORGIA CENTER	3,822	3,438	2,943	736	332	363	(62)	1,369	(308)	(261)	(414)	(983)
		FROST BANK TOWER	0	0	0	21	711	1,172	1,582	3,486	1,311	1,152	1,206	3,669
		GALLERIA 75	0	0	0	124	245	277	253	899	206	274	272	752
		COLUMBUS BAZAAR	0	0	0	0	5	(43)	(86)	(124)	0	0	0	0
		505 & 511 PEACHTREE STREET	0	0	0	0	0	0	38	38	76	60	64	200
		ATHEROGENICS	1,114	1,134	1,181	303	306	307	306	1,222	308	311	311	930
		INHIBITEX	0	0	0	0	0	0	0	0	0	189	246	435
		MERIDIAN MARK PLAZA	3,556	4,073	4,153	1,044	1,059	1,065	1,056	4,224	1,080	1,164	1,114	3,358

		SUBTOTAL	37,757	37,459	37,271	11,461	9,985	9,931	9,279	40,656	9,318	9,149	9,135	27,602

		RETAIL:
		GA 400 LAND LEASES	1,331	1,298	1,399	385	365	365	348	1,463	361	352	351	1,064
		THE AVENUE EAST COBB	5,396	5,327	5,820	1,404	1,401	1,487	1,372	5,664	1,416	1,381	1,433	4,230
		THE AVENUE OF THE PENINSULA	2,522	4,284	4,572	1,001	1,193	968	1,051	4,213	1,158	1,235	926	3,319
		THE AVENUE PEACHTREE CITY	1,191	3,160	3,029	993	833	749	855	3,430	963	1,047	923	2,933
		THE AVENUE WEST COBB	0	0	655	882	953	1,068	1,032	3,935	1,105	1,083	1,108	3,296
		AVENUE VIERA	0	0	0	0	0	0	189	189	421	610	804	1,835

		SUBTOTAL	10,440	14,069	15,475	4,665	4,745	4,637	4,847	18,894	5,424	5,708	5,545	16,677

		OTHER RENTAL OPERATIONS:
		OTHER	156	0	0	0	(1)	0	0	(1)	0	0	(6)	(6)

		SUBTOTAL	156	0	0	0	(1)	0	0	(1)	0	0	(6)	(6)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		101 INDEPENDENCE CENTER	9,173	8,916	9,085	2,275	2,351	647	21	5,294	2	0	0	2
		333 JOHN CARLYLE	3,259	3,535	3,952	856	460	(3)	3	1,316	0	0	0	0
		1900 DUKE STREET	2,245	2,698	2,932	742	390	(2)	(1)	1,129	0	0	0	0
		COLONIAL PLAZA MARKETCENTER	746	0	0	0	0	0	0	0	0	0	0	0

		TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,423	15,149	15,969	3,873	3,201	642	23	7,739	2	0	0	2

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,744	14,857	14,674	44,275

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,641	1,819	1,606	386	411	463	79	1,339	(4)	(5)	0	(9)
		NORTHSIDE/ALPHARETTA II	2,335	2,255	2,160	579	592	605	216	1,992	(6)	(16)	44	22
		101 SECOND STREET	13,616	14,557	10,632	2,320	2,322	2,150	(22)	6,770	7	53	5	65
		55 SECOND STREET	0	12,724	27,073	1,652	1,950	1,495	(30)	5,067	2	9	160	171
		AT&T WIRELESS SERVICES HEADQUARTERS	5,732	5,718	2,828	0	0	0	0	0	0	0	0	0
		CERRITOS CORPORATE CENTER-PHASE II	1,415	2,322	1,128	0	0	0	0	0	0	0	0	0
		PRESIDENTIAL MARKETCENTER	3,451	3,731	2,396	0	0	0	0	0	0	0	0	0
		MIRA MESA MARKETCENTER	5,636	5,956	2,298	0	0	0	0	0	69	0	0	69
		PERIMETER EXPO	3,226	3,178	2,404	0	0	0	0	0	0	0	0	0
		SALEM ROAD STATION	556	505	0	0	0	0	0	0	0	0	0	0
		THE SHOPS OF LAKE TUSCALOOSA	0	0	18	132	145	151	142	570	0	0	0	0
		HANOVER SQUARE SOUTH	0	0	0	0	0	0	0	0	(10)	140	268	398
		OTHER	100	94	98	22	0	0	0	22	0	0	0	0

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	58	181	477	716

		RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G	)	TRACT & OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,011	2,338	7,390	1,967	1,632	8,836	17,557	29,992	6,766	5,512	2,113	14,391
(G	)	TRACT & OUTPARCEL SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,098	671	472	991	80	937	227	2,235	82	(2)	1,476	1,556

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	3,109	3,009	7,862	2,958	1,712	9,773	17,784	32,227	6,848	5,510	3,589	15,947

(G	)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	772	1,622	2,803	1,398	823	1,122	985	4,328	492	1,426	1,215	3,133
(G	)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,853	1,661	3,357	6,871

		TOTAL LOT SALES NET OF COS	1,417	2,903	6,231	3,122	2,212	2,133	3,811	11,278	2,345	3,087	4,572	10,004

(G	)	INTEREST — JOINT VENTURE (1)	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(115)
(G	)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	(62)
(G	)	OTHER — JOINT VENTURE (1)	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(86)	176	(104)	(14)

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007	8,734	8,019	25,760

		MULTI-FAMILY FFO:

(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	0	0	0	0	712	712
(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	0	0	0	0	0	514	0	514
		TOTAL MULTI-FAMILY FFO	0	0	0	0	0	0	0	0	0	514	712	1,226

		DEVELOPMENT INCOME	6,179	4,625	2,870	512	1,045	624	1,129	3,310	497	684	623	1,804

		MANAGEMENT FEES	7,966	9,313	8,519	2,074	2,140	2,242	2,248	8,704	2,307	2,287	2,141	6,735

		LEASING & OTHER FEES	5,344	4,297	6,991	643	782	1,518	1,520	4,463	1,048	998	2,037	4,083

		INTEREST INCOME & OTHER:	6,061	4,393	3,940	448	107	1,094	879	2,528	305	414	740	1,459

		GENERAL & ADMINISTRATIVE EXPENSES	(26,734)	(27,699)	(29,606)	(7,983)	(8,605)	(8,431)	(8,683)	(33,702)	(8,676)	(8,217)	(8,943)	(25,836)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(9,910)	(4,738)	(3,320)	(472)	(753)	(106)	0	(1,331)	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	0	0	0	(356)	(408)	(764)	(452)	(751)	(1,030)	(2,233)
		NOTE PAYABLE, UNSECURED - 8.04%	0	0	(598)	(489)	(466)	(466)	(461)	(1,882)	(458)	(452)	(238)	(1,148)
		PERIMETER EXPO DEBT - 8.04%	(1,662)	(1,637)	(1,087)	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,583)	(868)	0	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	(8,974)	(10,718)	(2,605)	(2,592)	(2,610)	(2,599)	(10,406)	(2,532)	(2,548)	(2,564)	(7,644)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,827)	(3,755)	(3,673)	(905)	(899)	(269)	0	(2,073)	0	0	0	0
		LAKESHORE PARK PLAZA DEBT - 6.78%	(710)	(696)	(682)	(168)	(167)	(166)	(165)	(666)	(164)	(163)	(161)	(488)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,118)	(2,097)	(2,074)	(515)	(513)	(511)	(509)	(2,048)	(507)	(506)	(505)	(1,518)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(579)	(3,456)	(3,419)	(849)	(440)	0	0	(1,289)	0	0	0	0
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(79)	(232)	(232)	(233)	(235)	(932)	(230)	(232)	(235)	(697)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(70)	(205)	(205)	(209)	(207)	(826)	(204)	(206)	(208)	(618)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(384)	(2,282)	(2,246)	(556)	(553)	(550)	(548)	(2,207)	(545)	(543)	(540)	(1,628)
		THE AVENUE EAST COBB DEBT - 8.39%	(3,277)	(3,250)	(3,220)	(800)	(798)	(796)	(794)	(3,188)	(792)	(789)	(787)	(2,368)
		600 UNIVERSITY PARK DEBT - 7.38%	(492)	(1,042)	(1,032)	(256)	(255)	(255)	(254)	(1,020)	(254)	(253)	(251)	(758)
		CEDAR GROVE LAKES DEBT - 8%	0	(148)	0	0	0	0	0	0	0	0	0	0
		CALLAWAY GARDENS DEBT - 6%	0	(13)	14	0	0	0	0	0	0	0	0	0
		OTHER	(22)	(19)	(55)	(7)	(4)	(4)	(4)	(19)	(3)	2	(5)	(6)
		CAPITALIZED	9,712	5,934	9,683	3,340	3,433	3,778	3,477	14,028	3,360	4,338	4,849	12,547

		TOTAL INTEREST EXPENSE CONSOLIDATED	(17,852)	(27,041)	(22,576)	(4,719)	(4,444)	(2,753)	(2,707)	(14,623)	(2,781)	(2,103)	(1,675)	(6,559)

		LOSS ON EXTINGUISHMENT OF DEBT	0	(3,501)	0	0	0	0	0	0	0	0	0	0

		OTHER EXPENSES — CONTINUING OPERATIONS:
		PROPERTY TAXES	(619)	(675)	(768)	(166)	(222)	(124)	(152)	(664)	(119)	(160)	(136)	(415)
		MINORITY INTEREST EXPENSE	(1,553)	(1,589)	(1,613)	(398)	(397)	(401)	(221)	(1,417)	(392)	(397)	(560)	(1,349)
		PREDEVELOPMENT & OTHER	(708)	(1,558)	(1,677)	(226)	(305)	(453)	(300)	(1,284)	77	(226)	(130)	(279)

		TOTAL OTHER EXPENSES	(2,880)	(3,822)	(4,058)	(790)	(924)	(978)	(673)	(3,365)	(434)	(783)	(826)	(2,043)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0	0	0	0
		MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0	0	0	0

		TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(11,821)	(12,092)	(10,083)	(2,017)	(2,011)	(1,780)	(667)	(6,475)	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	691	(1,526)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(869)	(1,057)	(2,021)	(3,947)
(E	)	DISCONTINUED OPERATIONS (1)	(136)	(139)	0	0	0	0	0	0	17	(41)	(102)	(126)

		TOTAL INCOME TAX (PROVISION)/BENEFIT	555	(1,665)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(852)	(1,098)	(2,123)	(4,073)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)	(686)	(730)	(2,094)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)	(686)	(730)	(2,094)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(95)	0	0	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER & VERDE) (1):
		WILDWOOD ASSOCIATES	9,724	10,870	10,051	2,105	2,374	2,216	(1,798)	4,897	(18)	(69)	12	(75)
		WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0	0	0	0
		CP VENTURE TWO LLC	2,435	2,274	2,080	520	530	536	484	2,070	442	463	407	1,312
		CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0	0	0	0
		COUSINS LORET VENTURE, L.L.C.	3,798	3,653	3,242	869	904	299	(8)	2,064	0	(1)	(2)	(3)
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1	0	(18)	(17)
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	279	350	365	73	112	88	134	407	115	115	82	312
		TEN PEACHTREE PLACE ASSOCIATES	277	(488)	1,539	482	349	353	349	1,533	348	373	406	1,127
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666	3,706	3,748	11,120
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	511
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	756	3,180	3,412	856	904	706	(1)	2,465	2	0	0	2
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	620	1,208	1,208	302	302	302	302	1,208	302	285	302	889
		CRAWFORD LONG — CPI, LLC	0	1,728	1,685	311	357	349	430	1,447	440	483	484	1,407
		OTHER	158	0	0	924	0	0	0	924	0	0	310	310

		TOTAL SHARE OF JOINT VENTURE FFO	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555	5,615	5,725	16,895

		PREFERRED STOCK DIVIDENDS	0	0	(3,358)	(1,938)	(1,937)	(1,937)	(2,230)	(8,042)	(3,813)	(3,812)	(3,812)	(11,437)

		FFO AVAILABLE TO COMMON STOCKHOLDERS	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287	17,585	17,039	50,911

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	23,496	6,254	100,558	2,066	36,500	50,082	29,408	118,056	6,827	5,578	796	13,201
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,011)	(2,143)	(7,270)	(1,967)	(1,267)	(8,836)	(17,557)	(29,627)	(6,766)	(5,512)	(732)	(13,010)
		DISCONTINUED OPERATIONS	0	1,174	93,459	648	0	67,291	13,988	81,927	37	0	1,070	1,107
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	99,300	76,965	176,265	348	(36)	1,633	1,945

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	21,485	5,285	186,747	747	35,233	207,837	102,804	346,621	446	30	2,767	3,243

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(30,624)	(34,154)	(36,966)	(9,857)	(8,084)	(7,676)	(8,962)	(34,579)	(8,694)	(8,837)	(7,842)	(25,373)
(I	)	MINORITY INTEREST SHARE	95	0	0	0	0	0	0	0	0	0	0	0
(E,I	)	DISCONTINUED OPERATIONS	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	(37)	(31)	0	(68)
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)	(2,281)	(2,041)	(6,799)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(58,791)	(70,779)	(72,909)	(16,900)	(14,792)	(12,434)	(11,631)	(55,757)	(11,208)	(11,149)	(9,883)	(32,240)

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525	6,466	9,923	21,914

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,803	11,182	8,462	2,197	2,254	2,268	411	7,130	2	(3)	19	18
2500 WINDY RIDGE PARKWAY	5,037	4,992	4,673	1,069	1,183	921	(9)	3,164	0	(1)	4	3
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	11,462	12,217	13,181	2,571	2,847	2,939	504	8,861	(10)	(4)	18	4
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,458	3,803	3,851	960	962	843	(1)	2,764	0	0	2	2
4200 WILDWOOD PARKWAY (GE)	4,711	4,853	4,690	1,193	1,194	1,048	(1)	3,434	0	0	23	23
BANK/RESTAURANT GROUND LEASES	1,161	1,081	1,287	326	336	321	58	1,041	14	(16)	(1)	(3)

	36,632	38,128	36,144	8,316	8,776	8,340	962	26,394	6	(24)	65	47

INTEREST EXPENSE:
2300 DEBT — 7.56%	(4,754)	(4,546)	(4,359)	(1,064)	(1,054)	(1,042)	(222)	(3,382)	0	0	0	0
2500 DEBT — 7.45%	(1,708)	(1,642)	(1,571)	(381)	(376)	(348)	0	(1,105)	0	0	0	0
3200 DEBT — 8.23%	(5,524)	(5,389)	(5,218)	(1,275)	(1,263)	(1,252)	(266)	(4,056)	0	0	0	0
4100/4300 DEBT —7.65%	(2,150)	(2,097)	(2,030)	(493)	(489)	(431)	0	(1,413)	0	0	0	0
4200 DEBT —6.78%	(2,877)	(2,812)	(2,737)	(665)	(659)	(574)	0	(1,898)	0	0	0	0
LINE OF CREDIT — FLOATING @ LIBOR + .75%	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0	0	0	0

	(17,014)	(16,486)	(15,915)	(3,878)	(3,841)	(3,647)	(488)	(11,854)	0	0	0	0

MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(3,843)	(3,843)	0	0	0	0
OTHER, NET	(169)	96	478	(102)	(41)	(110)	(12)	(265)	(43)	(113)	(41)	(197)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(45)	(8)	(10)	(9)	(3)	(30)	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(1,101)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	19,449	21,738	19,561	4,328	4,884	4,574	(3,384)	10,402	(37)	(137)	24	(150)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,003)	(9,022)	(9,364)	(2,151)	(2,197)	(2,037)	(13)	(6,398)	(9)	(9)	(8)	(26)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	84,008	116,827	200,835	0	0	0	0

NET INCOME	10,446	12,716	10,197	2,177	2,687	86,545	113,430	204,839	(46)	(146)	16	(176)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	18,316	19,065	17,796	4,099	4,321	4,100	375	12,895	3	(12)	33	24
INTEREST EXPENSE	(8,507)	(8,243)	(7,960)	(1,939)	(1,921)	(1,824)	(244)	(5,928)	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,922)	(1,922)	0	0	0	0
OTHER, NET	(85)	48	238	(51)	(21)	(55)	(6)	(133)	(21)	(57)	(21)	(99)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(23)	(4)	(5)	(5)	(1)	(15)	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,724	10,870	9,500	2,105	2,374	2,216	(1,798)	4,897	(18)	(69)	12	(75)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,502)	(4,512)	(4,682)	(1,076)	(1,097)	(1,012)	(6)	(3,191)	(4)	(5)	(4)	(13)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	41,577	57,783	99,360	0	0	0	0

NET INCOME	5,222	6,358	4,818	1,029	1,277	42,781	55,979	101,066	(22)	(74)	8	(88)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

OFFICE:
FIRST UNION TOWER	4,855	4,021	2,944	733	664	691	571	2,659	2	15	0	17
GRANDVIEW II	2,192	2,288	2,359	606	609	613	572	2,400	444	303	208	955
100 NORTH POINT CENTER EAST	2,213	1,456	1,239	6	1	0	0	7	0	0	15	15
200 NORTH POINT CENTER EAST	1,703	1,047	484	10	3	0	0	13	0	0	17	17
PRESBYTERIAN MEDICAL PLAZA	902	912	938	240	235	234	257	966	247	248	237	732

SUBTOTAL OFFICE	11,865	9,724	7,964	1,595	1,512	1,538	1,400	6,045	693	566	477	1,736

RETAIL:
NORTH POINT MARKETCENTER	5,011	4,982	5,156	1,249	1,359	1,345	1,189	5,142	1,459	1,426	1,298	4,183
MANSELL CROSSING II	1,141	1,533	1,190	310	319	313	285	1,227	314	306	314	934
GREENBRIER MARKETCENTER	4,533	4,687	4,519	1,143	1,119	1,194	1,057	4,513	1,149	1,269	1,019	3,437
LOS ALTOS MARKETCENTER	2,797	2,974	2,976	753	849	807	692	3,101	774	832	728	2,334

SUBTOTAL RETAIL	13,482	14,176	13,841	3,455	3,646	3,659	3,223	13,983	3,696	3,833	3,359	10,888

TOTAL REVENUES LESS OPERATING EXPENSES	25,347	23,900	21,805	5,050	5,158	5,197	4,623	20,028	4,389	4,399	3,836	12,624

OTHER, NET	1	(52)	(71)	(19)	(52)	0	0	(71)	(56)	(28)	0	(84)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER — 8.50%	(2,323)	(2,264)	(2,216)	(546)	(541)	(538)	(534)	(2,159)	(530)	(522)	(520)	(1,572)
100 & 200 NORTH POINT CENTER EAST — 7.86%	(1,853)	(1,815)	(1,628)	0				0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,176)	(4,079)	(3,844)	(546)	(541)	(538)	(534)	(2,159)	(530)	(522)	(520)	(1,572)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(8,567)	0	0	0	(1,535)	(1,535)	0	0	60	60

FUNDS FROM OPERATIONS	21,172	19,769	9,323	4,485	4,565	4,659	2,554	16,263	3,803	3,849	3,376	11,028

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(12,383)	(10,639)	(9,727)	(1,926)	(1,923)	(1,920)	(1,648)	(7,417)	(1,497)	(1,495)	(1,428)	(4,420)

NET INCOME	8,789	9,130	(404)	2,559	2,642	2,739	906	8,846	2,306	2,354	1,948	6,608

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,915	2,749	2,530	583	592	597	546	2,318	510	526	467	1,503
INTEREST EXPENSE	(480)	(470)	(442)	(63)	(62)	(61)	(62)	(248)	(61)	(60)	(60)	(181)
OTHER, NET	0	(5)	(8)	0	0	0	0	0	(7)	(3)	0	(10)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0	0	0	0

FUNDS FROM OPERATIONS	2,435	2,274	1,095	520	530	536	275	1,861	442	463	407	1,312
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,424)	(1,223)	(1,119)	(222)	(220)	(221)	(189)	(852)	(172)	(172)	(164)	(508)

NET INCOME	1,011	1,051	(24)	298	310	315	86	1,009	270	291	243	804

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	4,446	3,771	1,029	1,075	357	(7)	2,454	0	(2)	(8)	(10)
THE PINNACLE	9,652	9,986	9,751	2,455	2,469	841	(9)	5,756	0	0	(4)	(4)

TOTAL REVENUES LESS OPERATING EXPENSES	14,745	14,432	13,522	3,484	3,544	1,198	(16)	8,210	0	(2)	(12)	(14)

INTEREST EXPENSE	(7,192)	(7,109)	(7,022)	(1,741)	(1,735)	(596)	0	(4,072)	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	46	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(4)	(17)	(16)	(4)	(4)	(1)	0	(9)	0	0	0	0

FUNDS FROM OPERATIONS	7,595	7,306	6,484	1,739	1,805	601	(16)	4,129	0	(2)	(12)	(14)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,703)	(8,680)	(6,790)	(1,867)	(1,872)	(44)	0	(3,783)	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	89,919	3	89,922	0	(72)	(16)	(88)

NET INCOME	(108)	(1,374)	(306)	(128)	(67)	90,476	(13)	90,268	0	(74)	(28)	(102)

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,373	7,217	6,761	1,742	1,774	598	(8)	4,106	0	(1)	(2)	(3)
INTEREST EXPENSE	(3,596)	(3,555)	(3,511)	(871)	(868)	(298)	0	(2,037)	0	0	0	0
OTHER, NET	23	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(9)	(8)	(2)	(2)	(1)	0	(5)	0	0	0	0

FUNDS FROM OPERATIONS	3,798	3,653	3,242	869	904	299	(8)	2,064	0	(1)	(2)	(3)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,852)	(4,383)	(3,395)	(933)	(936)	(20)	0	(1,889)	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	45,364	(24)	45,340	0	(36)	(12)	(48)

NET INCOME	(54)	(730)	(153)	(64)	(32)	45,643	(32)	45,515	0	(37)	(14)	(51)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,571	3,661	3,747	988	972	980	215	3,155	0	0	(37)	(37)
INTEREST - 7.0%	(1,493)	(1,420)	(1,341)	(323)	(316)	(310)	(76)	(1,025)	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(2,657)	(2,657)	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	(2)	0	0	(1)	0	(1)	0	0	0	0

FUNDS FROM OPERATIONS	2,077	2,241	2,404	665	656	669	(2,518)	(528)	0	0	(37)	(37)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(1,126)	(1,125)	(281)	(282)	(281)	0	(844)	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	38,917	38,917	696	0	0	696

NET INCOME	952	1,115	1,279	384	374	388	36,399	37,545	696	0	(37)	659

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,786	1,831	1,874	494	448	490	108	1,540	1	0	(18)	(17)
INTEREST EXPENSE	(747)	(711)	(671)	(161)	(158)	(155)	(39)	(513)	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,328)	(1,328)	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1	0	(18)	(17)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(576)	(144)	(144)	(144)	(3)	(435)	0	(1)	0	(1)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	19,212	19,212	348	0	0	348

NET INCOME	463	545	627	189	146	191	17,950	18,476	349	(1)	(18)	330

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	558	696	727	146	224	176	269	815	230	231	163	624
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	558	696	727	146	224	176	269	815	230	231	163	624

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(691)	(829)	(547)	(171)	(171)	(170)	(174)	(686)	(125)	(166)	(165)	(456)

NET INCOME	(133)	(133)	180	(25)	53	6	95	129	105	65	(2)	168

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	279	350	365	73	112	88	134	407	115	115	82	312
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	279	350	365	73	112	88	134	407	115	115	82	312
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(346)	(415)	(274)	(86)	(86)	(85)	(86)	(343)	(62)	(83)	(83)	(228)

NET INCOME	(67)	(65)	91	(13)	26	3	48	64	53	32	(1)	84

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,569	(518)	3,324	1,078	1,114	1,119	1,111	4,422	1,107	1,155	1,221	3,483
INTEREST - 5.39%	(1,234)	(457)	(246)	(115)	(414)	(414)	(413)	(1,356)	(411)	(410)	(409)	(1,230)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(11)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,324	(975)	3,078	963	700	705	698	3,066	696	745	812	2,253

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(588)	(727)	(2,016)	(571)	(569)	(569)	(569)	(2,278)	(569)	(569)	(569)	(1,707)

NET INCOME	736	(1,702)	1,062	392	131	136	129	788	127	176	243	546

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	885	(259)	1,662	539	556	560	556	2,211	554	578	611	1,743
INTEREST EXPENSE	(606)	(229)	(123)	(57)	(207)	(207)	(207)	(678)	(206)	(205)	(205)	(616)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	277	(488)	1,539	482	349	353	349	1,533	348	373	406	1,127
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(134)	(365)	(1,007)	(286)	(285)	(280)	(283)	(1,134)	(282)	(282)	(282)	(846)

NET INCOME	143	(853)	532	196	64	73	66	399	66	91	124	281

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,227	30,735	31,577	7,813	7,789	7,602	7,389	30,593	7,339	7,422	7,504	22,265
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(6)	(8)	(10)	(10)	(34)	(8)	(8)	(9)	(25)

FUNDS FROM OPERATIONS	29,227	30,735	31,577	7,807	7,781	7,592	7,379	30,559	7,331	7,414	7,495	22,240

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,653)	(7,654)	(7,616)	(1,900)	(1,866)	(1,837)	(1,837)	(7,440)	(1,940)	(1,940)	(1,941)	(5,821)

NET INCOME	21,574	23,081	23,961	5,907	5,915	5,755	5,542	23,119	5,391	5,474	5,554	16,419

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,614	15,368	15,789	3,907	3,895	3,801	3,695	15,298	3,670	3,710	3,752	11,132
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(3)	(4)	(5)	(5)	(17)	(4)	(4)	(4)	(12)

FUNDS FROM OPERATIONS	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666	3,706	3,748	11,120
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,903)	(3,904)	(3,885)	(969)	(952)	(937)	(937)	(3,795)	(989)	(988)	(989)	(2,966)

NET INCOME	10,711	11,464	11,904	2,935	2,939	2,859	2,753	11,486	2,677	2,718	2,759	8,154

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514	511	(7)	1,018
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514	511	(7)	1,018
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,224)	(2,211)	(7,558)	(702)	(837)	(920)	(1,362)	(3,821)	(949)	(386)	0	(1,335)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET									0	0	3,289	3,289

NET INCOME	5,532	5,783	(1,356)	189	4,339	(1,014)	(904)	2,610	(435)	125	3,282	2,972

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	511
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	511
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,282)	(1,274)	(3,947)	(393)	(460)	(502)	(722)	(2,077)	(517)	(234)	0	(751)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	1,645	1,645

NET INCOME	2,596	2,724	(845)	52	2,127	(271)	(493)	1,415	(260)	26	1,639	1,405

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,512	6,357	6,828	1,714	1,755	1,413	(1)	4,881	3	1	0	4
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	5	0	0	4	0	0	0	0

FUNDS FROM OPERATIONS	1,512	6,357	6,825	1,713	1,760	1,413	(1)	4,885	3	1	0	4

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(738)	(1,949)	(1,914)	(493)	(539)	(248)	0	(1,280)	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	27,183	(13)	27,170	0	0	0	0

NET INCOME	774	4,408	4,911	1,220	1,221	28,348	(14)	30,775	3	1	0	4

COUSINS SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	756	3,180	3,415	857	901	706	(1)	2,463	2	0	0	2
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	3	0	0	2	0	0	0	0

FUNDS FROM OPERATIONS	756	3,180	3,412	856	904	706	(1)	2,465	2	0	0	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(382)	(1,062)	(1,044)	(268)	(291)	(132)	0	(691)	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	12,359	(6)	12,353	0	0	0	0

NET INCOME	374	2,118	2,368	588	613	12,933	(7)	14,127	2	0	0	2

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	10,763	21,126	21,023	5,248	5,246	5,245	5,258	20,997	5,254	5,256	5,265	15,775
INTEREST - 6.41%	(6,280)	(12,030)	(11,513)	(2,793)	(2,758)	(2,723)	(2,687)	(10,961)	(2,650)	(2,613)	(2,574)	(7,837)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	4,483	9,096	9,510	2,455	2,488	2,522	2,571	10,036	2,604	2,643	2,691	7,938

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,715)	(5,928)	(6,037)	(1,522)	(1,530)	(1,537)	(1,541)	(6,130)	(1,546)	(1,548)	(1,550)	(4,644)

NET INCOME	(232)	3,168	3,473	933	958	985	1,030	3,906	1,058	1,095	1,141	3,294

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	620	1,208	1,208	302	302	302	302	1,208	302	285	302	889
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	620	1,208	1,208	302	302	302	302	1,208	302	285	302	889
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(25)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(9)	(8)	(25)

NET INCOME	620	1,183	1,176	294	294	294	294	1,176	294	276	294	864

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	3,454	5,431	1,438	1,527	1,507	1,667	6,139	1,686	1,768	1,767	5,221
INTEREST — 5.9%	0	0	(2,062)	(815)	(813)	(810)	(808)	(3,246)	(805)	(802)	(799)	(2,406)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	3,454	3,369	623	714	697	859	2,893	881	966	968	2,815
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(1,530)	(2,507)	(632)	(638)	(659)	(669)	(2,598)	(691)	(699)	(697)	(2,087)

NET INCOME	0	1,924	862	(9)	76	38	190	295	190	267	271	728

COUSINS SHARE OF CRAWFORD LONG — CPI (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,728	2,717	719	764	754	834	3,071	843	884	884	2,611
INTEREST EXPENSE	0	0	(1,032)	(408)	(407)	(405)	(404)	(1,624)	(403)	(401)	(400)	(1,204)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,728	1,685	311	357	349	430	1,447	440	483	484	1,407
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(802)	(1,306)	(329)	(332)	(343)	(348)	(1,352)	(358)	(362)	(361)	(1,081)

NET INCOME	0	926	379	(18)	25	6	82	95	82	121	123	326

905 JUNIPER, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	714	0	714
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	714	0	714
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	714	0	714

COUSINS SHARE OF 905 JUNIPER, LLC:	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	514	0	514
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	514	0	514
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	514	0	514

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	453	0	0	1,848	0	0	0	1,848	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(64)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	389	0	0	1,848	0	0	0	1,848	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	389	0	0	1,848	0	0	0	1,848	0	0	0	0

COUSINS SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	206	0	0	924	0	0	0	924	0	0	310	310
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(48)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	158	0	0	924	0	0	0	924	0	0	310	310
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	158	0	0	924	0	0	0	924	0	0	310	310

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,743	1,952	3,199	2,105	781	1,383	1,062	5,331	706	550	1,810	3,066
INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(115)
OTHER, NET	(23)	(3)	(62)	24	35	9	(69)	(1)	(23)	102	46	125
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(1)	0	(1)	(2)

FUNDS FROM OPERATIONS	1,720	1,949	3,137	2,109	779	1,353	954	5,195	644	613	1,817	3,074
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(11)	(17)	(17)	(43)	(88)	(29)	(28)	(29)	(86)

NET INCOME	1,720	1,949	3,137	2,098	762	1,336	911	5,107	615	585	1,788	2,988

COUSINS SHARE OF CL REALTY, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	701	610	606	381	1,859	3,456	976	1,029	2,847	4,852
OTHER, NET	0	0	(94)	(62)	(42)	(52)	(63)	(219)	92	141	(43)	190

FUNDS FROM OPERATIONS	0	0	607	548	564	329	1,796	3,237	1,068	1,170	2,804	5,042
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	607	548	564	329	1,796	3,237	1,068	1,170	2,804	5,042

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	82	184	132	398	192	80	177	449
OTHER, NET	0	0	0	0	0	0	0	0	23	48	40	111

FUNDS FROM OPERATIONS	0	0	0	0	82	184	132	398	215	128	217	560
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	82	184	132	398	215	128	217	560

COUSINS SHARE OF VERDE GROUP, LLC (2):									8%	5.18%	4.99%	4.99%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	(116)	(115)	(147)	(378)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	(62)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(178)	(115)	(147)	(440)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	(56)	(117)	(121)	(294)

NET INCOME	0	0	0	0	0	0	0	0	(234)	(232)	(268)	(734)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
FOOTNOTES
(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of SEPTEMBER 30, 2005
($ in thousands)

									Actual or
	Company		Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned		Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)		GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 9/30/05	Fully Operational/Sold
OFFICE
Terminus 100 (Atlanta, GA)	661,000		661,000	21%	100%	$ 168,800	$ 168,800	$ 28,456	const. - 2Q-07 fully operational 2Q-08

TOTAL OFFICE	661,000		661,000			168,800	168,800	28,456

CONDOMINIUMS
905 Juniper (Atlanta, GA)	117 units	(4)	117 units	N/A	72%	29,400	22,700	10,507	const. - 1Q-06 fully sold 3Q-06 (4)

50 Biscayne (Miami, FL)	529 units	(4)	529 units	N/A	40%	161,500	64,600	13,492	const. - 4Q-06 fully sold 3Q-07 (4)

TOTAL CONDOMINIUMS	646 units		646 units			190,900	87,300	23,999

RETAIL
The Avenue Viera (5) (Viera, FL)
Phase I	286,000		361,000	88%	100%				const. - 4Q-04 fully operational 4Q-05

Phase II	46,000		46,000	85%	100%				const. - 2Q-06 fully operational 2Q-06

Total — Avenue Viera	332,000		407,000			57,200	57,200	48,160

Viera MarketCenter (6) (Viera, FL)	104,000		104,000	97%	100%	10,200	10,200	9,318	const. - 4Q-05 fully operational 4Q-05

The Avenue Carriage Crossing (7) (Suburban Memphis, TN)
Phase I	492,000		692,000	87%	100%				const. - 4Q-05 fully operational 4Q-06

Phase I — Expansion	54,000		54,000	0%	100%				const. - 3Q-07 fully operational 4Q-07

Phase II	41,000		41,000	0%	100%				const. - 1Q-07 fully operational 2Q-07

Total — Avenue Carriage Crossing	587,000		787,000			104,100	101,600	72,701

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	360,000		360,000	16%	100%				const. - 4Q-06 fully operational 4Q-07

Phase II	22,000		22,000	0%	100%				const. - 2Q-08 fully operational 3Q-08

Total — Webb Gin	382,000		382,000			83,400	83,400	15,503

San Jose MarketCenter (San Jose, CA)	217,000		360,000	74%	100%	80,500	80,500	44,854	const. - 1Q-06 fully operational 4Q-06

TOTAL RETAIL	1,622,000		2,040,000			335,400	332,900	190,536

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of SEPTEMBER 30, 2005
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 9/30/05	Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park Building 3 Phase I (8) (Atlanta, GA)	416,000	416,000	0%	75%	12,900	9,675	5,254	const. - 1Q-06 fully operational 3Q-06

TOTAL INDUSTRIAL	416,000	416,000			12,900	9,675	5,254

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(1,573)

TOTAL PORTFOLIO	2,699,000	3,117,000			$ 708,000	$ 598,675	$ 246,672 (9)

(1)	This schedule includes all projects currently under construction, excluding residential projects included on a separate schedule, from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Total costs is the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company Owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	95% of the units at 905 Juniper are under non-cancelable contracts and 1% of the units are under cancelable contracts. 81% of the units at 50 Biscayne Boulevard are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 15% of the units are under non-cancelable contracts to our partner in the venture. Final numbers of units in these projects may be less due to sales of combined units.

(5)	The Avenue Viera — Phase I is partially operational for financial reporting purposes and, therefore, depreciation has commenced.

(6)	The Viera MarketCenter square footage includes 96,000 square feet ground leased to a tenant who is constructing its own space and has reimbursed the Company for sitework costs. Total costs shown are net of total reimbursement.

(7)	Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the results of operations and any gain on sale of the property.

(8)	Cousins’ venture partner, Weeks Properties Group, LLC, has exercised its right to participate in this project at a 25% ownership level.

(9)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ investment per above schedule	$246,672
Less: Unconsolidated Projects - 50 Biscayne	(13,492)
Less: Cousins 72% Cost of sales - 905 Juniper	(4,208)
Add: Gellerstedt 28% Minority Interest - 905 Juniper (net of cost of sales)	2,450

Consolidated projects under development per balance sheet	$231,422

Note:	Certain matters herein, including but not limited to approximate total cost and estimated completion dates, are forward-looking statements within the meaning of the federal securities laws. These forward looking statements are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2005

								Percent Leased
							Company’s	(Fully Executed)
		Metropolitan		Rentable			Ownership	Prior Quarter			Current Quarter
	Property Description	Area	State	Square Feet			Interest	(6/30/05)			(9/30/05)
I.	OFFICE OPERATING PROPERTIES
	Bank of America Plaza	Atlanta	Georgia	1,253,000			50.00%	100%			100%
	Gateway Village	Charlotte	North Carolina	1,065,000			50.00%	100%			100%
	Inforum	Atlanta	Georgia	983,000			100.00%	86%			87%
	Frost Bank Tower	Austin	Texas	529,000			90.25%	71%			71%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000			50.00%	99%			99%
	One Georgia Center	Atlanta	Georgia	347,000			88.50%	24%			27%
	Ten Peachtree Place	Atlanta	Georgia	259,000			50.00%	100%			100%
	The Points at Waterview	Dallas	Texas	203,000			100.00%	95%			99%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	190,000			100.00%	39%			39%
	3100 Windy Hill Road	Atlanta	Georgia	188,000			100.00%	100%			100%
	Meridian Mark Plaza	Atlanta	Georgia	160,000			100.00%	100%			100%
	555 North Point Center East	Atlanta	Georgia	152,000			100.00%	82%			82%
	Grandview II	Birmingham	Alabama	149,000			11.50%	86%			86%
	200 North Point Center East	Atlanta	Georgia	130,000			100.00%	71%			70%
	333 North Point Center East	Atlanta	Georgia	129,000			100.00%	74%			76%
	100 North Point Center East	Atlanta	Georgia	128,000			100.00%	86%			91%
	600 University Park Place (a)	Birmingham	Alabama	123,000			100.00%	95%			100%
	Galleria 75	Atlanta	Georgia	114,000			100.00%	86%			89%
	3301 Windy Ridge Parkway	Atlanta	Georgia	107,000			100.00%	100%			100%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000			11.50%	100%			100%
	AtheroGenics	Atlanta	Georgia	51,000			100.00%	100%			100%
	Inhibitex	Atlanta	Georgia	51,000			100.00%	100%			100%

	Total Office Operating Portfolio			6,738,000	(b	)		84%			85%

	OFFICE DEVELOPMENT PROPERTIES
	Terminus 100 (c)	Atlanta	Georgia	661,000			100.00%	21%			21%
	615 Peachtree Street (d)	Atlanta	Georgia	138,000	(d	)	100.00%	45%	(d	)	30%	(d	)

	Total Office Development
	Properties			799,000

	TOTAL OFFICE,
	OPERATING AND
	DEVELOPMENT			7,537,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2005

								Percent Leased
							Company’s	(Fully Executed)
		Metropolitan		Rentable			Ownership	Prior Quarter			Current Quarter
	Property Description	Area	State	Square Feet			Interest	(6/30/05)			(9/30/05)
II.	RETAIL OPERATING PROPERTIES
	North Point MarketCenter	Atlanta	Georgia	401,000			11.50%	100%			100%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000			11.50%	100%			100%
	The Avenue of the Peninsula	Rolling Hills Estates	California	373,000			100.00%	91%			93%
	The Avenue East Cobb	Atlanta	Georgia	231,000			100.00%	96%			99%
	The Avenue West Cobb	Atlanta	Georgia	205,000			100.00%	100%			100%
	The Avenue Peachtree City (e)	Atlanta	Georgia	182,000			88.50%	97%			98%
	Los Altos MarketCenter	Long Beach	California	157,000			11.50%	100%			100%
	Mansell Crossing Phase II	Atlanta	Georgia	103,000			11.50%	100%			100%
	The Shops at World Golf Village	St. Augustine	Florida	80,000			50.00%	74%			74%

	Total Retail Operating Properties			2,108,000	(f	)		95%			96%

	RETAIL DEVELOPMENT PROPERTIES (c)
	The Avenue Carriage Crossing (a,g)	Memphis	Tennessee	587,000			100.00%	63%			82%
	The Avenue Webb Gin (g)	Atlanta	Georgia	382,000			100.00%	N/A			16%
	The Avenue Viera (a,g)	Viera	Florida	332,000			100.00%	84%			85%
	San Jose MarketCenter	San Jose	California	217,000			100.00%	43%			58%
	Viera MarketCenter (a,g)	Viera	Florida	104,000			100.00%	94%			97%

	Total Retail Development Properties			1,622,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			3,730,000

III.	INDUSTRIAL DEVELOPMENT PROPERTIES (c)
	King Mill Distribution Center	Atlanta	Georgia	416,000			100.00%	N/A			N/A

	Total Industrial Development Projects			416,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			11,683,000	(b,f	)

	TOTAL OPERATING PORTFOLIO PERCENT LEASED							86%	(h	)	87%	(h	)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2005

		Company	Weighted	Percent Leased - Fully Executed
		Share of	Portfolio	Excludes Development Properties
	Rentable	Rentable	Ownership	Prior Quarter			Current Quarter
	Square Feet	Square Feet	%	(6/30/05)			(9/30/05)
SUMMARY BY TYPE
Office	7,537,000	5,785,000	64%	84%			85%
Retail	3,730,000	2,751,000	31%	95%			96%
Industrial	416,000	416,000	5%	N/A			N/A

TOTAL	11,683,000	8,952,000	100%	86%	(h	)	87%	(h	)

SUMMARY BY STATE
Georgia	7,129,000	5,687,000	63%	87%			88%
North Carolina	1,134,000	540,000	6%	100%			100%
California	747,000	608,000	7%	91%			93%
Texas	732,000	681,000	8%	78%			79%
Tennessee	587,000	587,000	7%	N/A			N/A
Florida	516,000	476,000	5%	74%			74%
Alabama	462,000	330,000	4%	62%			64%
Virginia	376,000	43,000	0%	100%			100%

	11,683,000	8,952,000	100%	86%	(h	)	87%	(h	)

(a)	These projects are either owned through a joint venture with an upside participation or with a third party with a contractual participation and are shown as 100% owned.

(b)	The Company has an effective 9.80% ownership interest in 191 Peachtree Tower, a 1.2 million square foot office building in Atlanta, Georgia, subject to a preference in favor of the majority owner. The Company has not recognized any income from this property to date and excludes this property from the portfolio listing.

(c)	Under construction and/or in lease up.

(d)	Vacant space is not available for lease due to planned redevelopment. Square footage and percentage leased represent current property statistics and do not include information related to the planned redevelopment.

(e)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in the rentable square feet for the property, but excluded from the percent leased calculations.

(f)	The Company has a 10% interest in Deerfield Towne Center, a 389,000 square foot retail project in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale. No square footage for Deerfield is included in the portfolio listing.

(g)	Total square footage for these properties includes anticipated expansions; however, the percent leased excludes their expansions.

(h)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2005 vs			Third Quarter			Nine Months
	Second Quarter 2005			2005 vs 2004			2005 vs 2004
	Office	Retail	Total	Office	Retail	Total	Office	Retail	Total

Adjusted Rental Property Revenues(1) less Operating Expenses	0.4%	-5.2%	-1.1%	-7.2%	-0.4%	-5.5%	-9.2%	1.9%	-6.9%

Cash Basis Rental Property Revenues(2) less Operating Expenses	-2.8%	-5.4%	-3.5%	-13.1%	-1.2%	-10.1%	-12.3%	0.6%	-9.6%

Note: The following properties are included in the same property portfolio:
	Consolidated Office	Joint Venture Office

	3100 Windy Hill Road	Grandview II
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Bank of America Tower
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
Lakeshore Park Plaza
Inforum
600 University Park Place
The Points at Waterview
One Georgia Center
AtheroGenics
Meridian Mark Plaza
Frost Bank Tower (3Q to 2Q only)
Galleria 75 (3Q to 2Q and 3Q to 3Q only)

Consolidated Retail	Joint Venture Retail

The Avenue East Cobb	Northpoint MarketCenter
The Avenue of the Peninsula	Mansell Crossing Phase II
The Avenue Peachtree City	Greenbrier MarketCenter
The Avenue West Cobb (3Q to	Los Altos MarketCenter
2Q and 3Q to 3Q only)	Brad Cous Golf Venture

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2005
OFFICE
As of September 30, 2005, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development, held for redevelopment, and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2005. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2014 &
	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	54,141	329,543	248,504	223,694	617,559	157,232	232,487	576,318	436,563	1,380,640	4,256,681
% of Leased Space	1%	8%	6%	5%	15%	4%	5%	14%	10%	32%	100%
Annual Contractual Rent (000’s) (3)	$910	$5,281	$5,389	$3,600	$10,151	$2,497	$3,388	$12,944	$7,587	$30,671	$82,418
Annual Contractual Rent/Sq. Ft. (3)	$16.81	$16.02	$21.69	$16.09	$16.44	$15.88	$14.57	$22.46	$17.38	$22.21	$19.36

Wholly Owned:
Square Feet Expiring (1)	53,136	308,495	99,004	202,487	509,711	130,673	218,108	203,681	298,247	322,845	2,346,387 (2)
% of Leased Space	2%	13%	4%	9%	22%	6%	9%	9%	13%	13%	100%
Annual Contractual Rent (000’s) (3)	$894	$4,901	$1,752	$3,300	$8,044	$2,078	$3,107	$3,151	$5,195	$7,686	$40,108
Annual Contractual Rent/Sq. Ft. (3)	$16.82	$15.89	$17.70	$16.30	$15.78	$15.91	$14.25	$15.47	$17.42	$23.81	$17.09

Joint Venture:
Square Feet Expiring (1)	8,736	43,697	310,894	62,689	216,442	73,250	23,602	763,951	265,734	1,828,065	3,597,060 (4)
% of Leased Space	0%	1%	9%	2%	6%	2%	1%	21%	7%	51%	100%
Annual Contractual Rent (000’s) (3)	$142	$813	$7,509	$1,053	$4,193	$1,142	$472	$20,007	$4,784	$38,969	$79,084
Annual Contractual Rent/Sq. Ft. (3)	$16.28	$18.60	$24.15	$16.80	$19.37	$15.60	$20.00	$26.19	$18.00	$21.32	$21.99

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of September 30, 2005 out of approximately 2,709,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of September 30, 2005 out of approximately 4,029,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2005
RETAIL
As of September 30, 2005, the Company’s retail portfolio included nine retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2005. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2014 &
	2005	2006	2007	2008	2009	2010	2011	2012	2013	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	19,157	74,628	51,965	53,884	51,156	154,866	60,702	93,265	118,478	399,001	1,077,102
% of Leased Space	2%	7%	5%	5%	5%	14%	6%	9%	11%	36%	100%
Annual Contractual Rent (000’s) (2)	$247	$1,563	$1,026	$1,235	$1,458	$3,514	$1,437	$2,216	$2,561	$8,637	$23,894
Annual Contractual Rent/Sq. Ft. (2)	$12.89	$20.94	$19.75	$22.92	$28.50	$22.69	$23.67	$23.76	$21.61	$21.65	$22.18

Wholly Owned:
Square Feet Expiring	18,651	47,225	20,348	16,195	35,613	135,235	26,293	32,504	97,222	352,037	781,323 (1)
% of Leased Space	2%	6%	3%	2%	5%	17%	3%	4%	12%	46%	100%
Annual Contractual Rent (000’s) (2)	$233	$1,086	$307	$481	$1,096	$3,261	$728	$1,011	$2,098	$7,832	$18,133
Annual Contractual Rent/Sq. Ft. (2)	$12.51	$23.00	$15.07	$29.72	$30.77	$24.12	$27.71	$31.10	$21.58	$22.25	$23.21

Joint Venture:
Square Feet Expiring	4,400	125,161	81,083	53,928	60,379	146,452	170,732	238,434	51,751	329,452	1,261,772 (3)
% of Leased Space	0%	10%	6%	4%	5%	12%	14%	19%	4%	26%	100%
Annual Contractual Rent (000’s) (2)	$118	$1,559	$1,749	$1,066	$1,134	$1,771	$2,667	$3,813	$1,084	$5,411	$20,372
Annual Contractual Rent/Sq. Ft. (2)	$26.87	$12.45	$21.57	$19.76	$18.78	$12.09	$15.62	$15.99	$20.95	$16.42	$16.14

(1)	Gross leasable area leased as of September 30, 2005 out of approximately 809,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2005 out of approximately 1,299,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of September 30, 2005

			Average
		Percentage of Total	Remaining
		Portfolio at the	Lease Term
	Tenant (1)	Company’s Share (2)	(Years)
1.	Bank of America	12.7%	9.1
2.	BellSouth	4.6%	4.0
3.	IBM	3.1%	1.2
4.	Georgia Lottery Corporation	2.1%	7.8
5.	Internap Network Services	2.0%	13.4
6.	AGL Services Company	1.9%	7.5
7.	Troutman Sanders LLP	1.8%	14.7
8.	Indus International, Inc.	1.8%	6.5
9.	Ernst & Young U.S. LLP	1.7%	1.6
10.	Bombardier Aerospace Corporation	1.6%	7.4
11.	Emory University	1.2%	11.4
12.	The Gap Inc.	1.1%	3.6
13.	Graves Dougherty	1.0%	8.2
14.	Turner Broadcasting System, Inc.	0.9%	5.7
15.	Sapient Corporation	0.9%	3.7
16.	Paul Hastings	0.9%	7.1
17.	Regal Cinemas, Inc.	0.9%	9.6
18.	KIDS II, Inc.	0.8%	10.3
19.	Inhibitex	0.8%	9.5
20.	AtheroGenics	0.8%	3.4
21.	Northside Hospital	0.8%	7.7
22.	The Frost National Bank	0.8%	8.6
23.	Winstead Sechrest	0.8%	8.7
24.	Hunton & Williams LLP	0.7%	3.6
25.	Borders	0.7%	10.5

	Total leased square feet of Top 25 Largest Tenants	46.4%	7.5%

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage amounts of operating properties only, and thus exclude properties under development held for redevelopment, and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2005

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000)(2)
North Point
Suburban Atlanta, GA	Mixed Use	100%		87	1970-1985	$5,902

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	100%		40	1971-1989	1,850

King Mill Distribution Park
Atlanta, GA	Industrial	100	% (3)	155	2005	10,285

The Avenue West Cobb
Suburban Atlanta, GA	Retail and Commercial	100%		8	2003	2,216

Terminus
Atlanta, GA	Mixed Use	100%		6	2005	19,256

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%		1	2004	3,389

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Commercial and Institutional	100%		6	2005	1,146

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT						$44,044

CL REALTY TRACTS (4)
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%		374	2002		(4)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%		134	2002		(4)

Southern Trails
Pearland, TX	Residential	40%		125	2005		(4)

Summer Lakes
Rosenberg, TX	Commercial	50%		44	2003		(4)

McKinney Village Park & McKinney Village Park North
McKinney, TX	Residential	30%		31	2003-2005		(4)

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%		15	2005	$11,539

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2005

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
TEMCO TRACTS (4)
Seven Hills at Bentwater
Suburban Atlanta, GA	Residential and Mixed Use	50%	1,012	2002-2005		(4)

OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	$5,464

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	33	1985	$21,333

The Lakes at Cedar Grove (4)
Suburban Atlanta, GA	Mixed Use	100%	14	2002		(4)

Austin Research Park
Austin, TX	Commercial	50%	6	1998	$3,113

Total Acres			3,278

(1)  The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage
Ten Peachtree Place	50%	400,000
One Georgia Center	100%	300,000
The Points at Waterview	100%	60,000
(2)	For consolidated properties reflects the Company’s basis. For joint venture properties reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of total project equity on the future development of this land.

(4)	Residential communities with adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory are included on the Inventory of Residential Lots Under Development schedule. The above listing does not include land subject to option. Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 6,350 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (100% owned)

The Lakes at Cedar Grove Fulton County Suburban Atlanta, GA	2001	11	906	136	10	47	520	386	$8,988
Longleaf at Callaway (3) Harris County Pine Mountain, GA	2002	4	138	9	17	31	91	47	1,938
River’s Call East Cobb County Suburban Atlanta, GA	1999	10	107	32	10	23	75	32	3,108

Total 100% owned			1,151	177	37	101	686	465	$14,034

Temco Associates (50% owned) (4)

Bentwater Paulding County Suburban Atlanta, GA	1998	9	1,674	123	7	112	1,507	167	$1,818
The Georgian (75% owned) Paulding County Suburban Atlanta, GA	2003	10	1,386	171	10	45	187	1,199	18,482
Seven Hills at Bentwater Paulding County Suburban Atlanta, GA	2003	7	1,017	86	79	149	299	718	15,317
Happy Valley (50% owned) Paulding County Suburban Atlanta, GA	2004	4	450	0	0	0	0	450	7,526
Paul Harris Estates Paulding County Suburban Atlanta, GA	2004	4	27	16	2	4	11	16	973

Total Temco			4,554	396	98	310	2,004	2,550	$44,116

CL Realty, LLC (50% owned) (4)

Long Meadow Farms (37.5% owned) Fort Bend County Houston, TX	2003	10	2,712	116	27	90	200	2,512	$27,255
Summer Creek Ranch Tarrant County Fort Worth, TX	2003	9	2,445	100	69	149	626	1,819	21,047
Bar C Ranch Tarrant County Forth Worth, TX	2004	8	1,180	170	25	25	25	1,155	8,009

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Summer Lakes Fort Bend County Rosenberg, TX	2003	5	1,144	19	294	294	294	850	$10,759
Southern Trails (80% owned) Brazoria County Pearland, TX	2005	6	1,105	173	41	41	41	1,064	22,167
Stonebridge (10% owned) Coweta County Newnan, GA	2003	4	619	65	17	58	231	388	8,186
McKinney Village Park (60% owned) Collin County McKinney, TX	2003	4	587	2	0	65	185	402	10,662
Manatee River Plantation Manatee County Tampa, FL	2003	5	457	6	33	141	229	228	4,270
Stillwater Canyon Dallas County DeSota, TX	2003	5	336	8	3	34	119	217	4,016
Creekside Oaks Manatee County Bradenton, FL	2003	5	305	0	0	37	77	228	3,870
Blue Valley Cherokee & Fulton Counties Alpharetta, GA	2005	3	197	0	0	0	0	197	26,009
McKinney Village Park North (75% owned) Collin County McKinney, TX	2005	4	194	0	0	0	0	194	5,652
Hidden Lakes Tarrant County Keller, TX	2003	2	89	0	5	19	89	0	—
Gardinier Estates Hillsborough County Tampa, FL	2004	7	86	0	0	0	0	86	3,863

Total CL Realty			11,456	659	514	953	2,116	9,340	$155,765

Total			17,161	1,232	649	1,364	4,806	12,355	$213,915

Company Share of Total			7,492	600	322	656	2,515	4,977	$92,526

Company Weighted Average Ownership			44%	49%	50%	48%	52%	40%	43%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2005, 57 houses have been sold.

(4)	CREC owns 50% of Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SCHEDULE OF THE COMPANY’S SHARE OF OUTSTANDING DEBT
As of SEPTEMBER 30, 2005

					Company’s	Company’s		Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share		Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse (1)		Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.9%-1.50%)	$77,785	100%	9/14/2007	4.70%	$77,785	$		$77,785
905 JUNIPER (LIBOR + 2%)	5,773	72%	12/1/2007	5.80%	4,157	1,616	(2)	5,773
CSC ASSOCIATES , L.P. INTEREST	141,804	100%	3/1/2012	6.96%		141,804		141,804
THE AVENUE EAST COBB	37,169	100%	8/1/2010	8.39%		37,169		37,169
333/555 NORTH POINT CENTER EAST	30,390	100%	11/1/2011	7.00%	30,390			30,390
MERIDIAN MARK PLAZA	24,063	100%	9/1/2010	8.27%		24,063		24,063
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 12/31/05)	22,365	100%	8/1/2007	7.86%		22,365		22,365
600 UNIVERSITY PARK	13,394	100%	8/10/2011	7.38%		13,394		13,394
LAKESHORE PARK PLAZA	9,426	100%	11/1/2008	6.78%		9,426		9,426
KING MILL PROJECT I (3)	713	75%	8/30/2008	9.00%		713		713
VARIOUS	795	100%	VARIOUS	VARIOUS	132	663		795

TOTAL CONSOLIDATED	363,677			6.75%	112,464	251,213		363,677	4.7

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	53,393	50%	6/1/2013	5.90%		26,697		26,697
TEN PEACHTREE PLACE	29,409	50%	4/1/2015	5.39%		14,705		14,705
HANDY ROAD ASSOCIATES (3 MTH LIBOR + 3.25%)	3,057	50%	11/2/2007	7.26%		1,529		1,529
PINE MOUNTAIN BUILDERS (PRIME)	1,361	50%	12/13/2005	6.75%		681		681
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	2,365	37.5%	2/14/2007	7.00%	887			887
BENTWATER LINKS	3,589	50%	1/22/2009	7.98%		1,795		1,795
BENTWATER LINKS, EQUIPMENT NOTE	204	50%	1/15/2009	7.00%		102		102
CL REALTY:
SUMMER LAKES (PRIME + 3%)	294	50%	6/30/2006	9.75%		147		147
BAR C RANCH	581	50%	3/29/2006	1.58%		291		291
SOUTHERN TRAILS (LIBOR + 0.25%)	3,118	40%	6/30/2008	4.05%		1,247		1,247

TOTAL UNCONSOLIDATED	97,371			5.93%	887	47,194		48,081	7.5

TOTAL ADJUSTED DEBT	$461,048			6.64%	$113,351	$298,407		$411,758	4.9

INVESTMENT ENTITY DEBT (4)
CHARLOTTE GATEWAY VILLAGE	$157,206	50%	12/1/2016	6.41%		$78,603		$78,603
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	23,958	40%	6/9/2008	5.55%		9,583		9,583
NORTH POINT MARKETCENTER	24,395	11.50%	12/15/2005	8.50%		2,805		2,805
CL REALTY:
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	5,367	30%	5/15/2007	10.00%		1,610		1,610
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	3,476	19%	1/14/2008	7.75%		660		660
LONG MEADOW FARMS (PRIME + 0.50%)	8,633	18.75%	6/8/2007	7.25%		1,619		1,619
STONEBRIDGE (PRIME)	5,379	5%	7/20/2007	6.75%		269		269
BLUE VALLEY (PRIME + 1%)	15,724	25%	5/11/2006	7.75%		3,931		3,931
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	25%	3/5/2006	6.75%		1,150		1,150

TOTAL INVESTMENT ENTITY DEBT	248,738			6.50%	—	100,230		100,230	9.1

TOTAL	$709,786			6.61%	$113,351	$398,637		$511,988	5.8

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The joint venture partner guarantees 28% of the debt and therefore this amount is shown as non-recourse.

(3)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I.

(4)	An investment entity is defined as an entity where the Company has a fixed commitment to the venture, it has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment entity debt is not included in any of the financial covenants calculations in the Company’s credit facility. In addition, debt for 191 Peachtree and Verde are not included on this schedule.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	585,275	669,792	497,981	533,082	495,268	313,208	302,286	302,286	311,862	350,066	363,677	363,677
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	275,913	265,854	285,657	294,090	291,663	200,584	135,764	135,764	135,929	141,502	148,311	148,311

		TOTAL DEBT INCLUDING SHARE OF JV’S	861,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791	491,568	511,988	511,988
		SHARE OF INVESTMENT ENTITY DEBT	(94,685)	(90,766)	(86,588)	(85,542)	(84,397)	(89,107)	(87,704)	(87,704)	(87,577)	(92,296)	(100,230)	(100,230)

		ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	424,685	350,346	350,346	360,214	399,272	411,758	411,758

		RECOURSE DEBT	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911	100,251	113,351	113,351
		NON-RECOURSE DEBT	612,485	684,437	676,353	684,075	601,265	380,152	305,677	305,677	299,303	299,021	298,407	298,407

		ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	430,517	355,915	355,915	360,214	399,272	411,758	411,758

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	17,852	27,041	22,576	4,719	4,444	2,753	2,707	14,623	2,781	2,103	1,675	6,559
		DISCONTINUED OPERATIONS INTEREST EXPENSE	9,758	10,382	9,459	2,017	2,011	1,780	62	5,870	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	13,936	13,208	13,739	3,519	3,660	2,989	995	11,163	708	705	703	2,116

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	8,675

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	8,675
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	0	0	0	(62)	(62)	(124)	(61)	(60)	(60)	(181)
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	5,721	7,632	6,862	1,789	1,748	1,637	1,386	6,560	1,344	1,244	1,384	3,972
		SHARE OF JOINT VENTURES	4,696	6,140	6,345	1,697	1,800	1,377	383	5,257	299	189	278	766
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	613	839	587	87	134	142	130	493	153	181	167	501
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	3	9

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	52,588	65,254	59,580	13,831	13,800	10,619	5,604	43,854	5,227	4,365	4,150	13,742
		PREFERRED STOCK DIVIDENDS	0	0	3,358	1,938	1,937	1,937	2,230	8,042	3,813	3,812	3,812	11,437

		TOTAL FIXED CHARGES (including Preferred Dividends)	52,588	65,254	62,938	15,769	15,737	12,556	7,834	51,896	9,040	8,177	7,962	25,179

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	94,281	97,290	101,389	28,750	26,386	23,410	22,556	101,102	23,856	24,580	24,652	73,088
		RENTAL PROPERTY OPERATING EXPENSES	(30,505)	(30,613)	(32,674)	(8,751)	(8,456)	(8,200)	(8,407)	(33,814)	(9,112)	(9,723)	(9,978)	(28,813)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,744	14,857	14,674	44,275

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	51,188	71,382	67,462	7,949	7,699	7,466	574	23,688	77	209	486	772
		RENTAL PROPERTY OPERATING EXPENSES	(13,480)	(18,523)	(14,821)	(2,858)	(2,279)	(2,602)	(189)	(7,928)	(19)	(28)	(9)	(56)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	58	181	477	716
		INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0	0	0	0
		MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0	0	0	0
		PROVISION FOR INCOME TAXES	(136)	(139)	0	0	0	0	0	0	17	(41)	(102)	(126)
		FUNDS FROM OPERATIONS	25,751	40,628	42,558	3,074	3,409	3,084	(282)	9,285	75	140	375	590
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	(37)	(31)	0	(68)

		INCOME FROM DISCONTINUED OPERATIONS	13,889	22,543	27,880	756	1,530	2,027	(326)	3,987	38	109	375	522

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	51,422	56,435	57,219	13,760	16,252	12,227	6,770	49,009	6,257	6,345	6,105	18,707
		INTEREST EXPENSE	(13,936)	(13,208)	(13,739)	(3,499)	(3,623)	(2,950)	(956)	(11,028)	(670)	(666)	(665)	(2,001)
		LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0	0	0	(3,250)	(3,250)	0	0	0	0
		OTHER, NET	144	43	230	873	(21)	(55)	(6)	791	(28)	(60)	289	201
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(53)	(9)	(34)	(10)	(8)	(11)	(6)	(35)	(4)	(4)	(4)	(12)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	(1,536)	0	0	0	(209)	(209)	0	0	0	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555	5,615	5,725	16,895
		MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	514	0	514
		RESIDENTIAL LOT AND TRACT FFO	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749	1,796	4,691	8,236

		FUNDS FROM OPERATIONS	39,297	45,210	45,884	13,781	14,025	11,077	5,225	44,108	7,304	7,925	10,416	25,645
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)	(2,281)	(2,041)	(6,799)
		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	99,300	76,965	176,265	348	(36)	1,633	1,945

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	22,897	26,670	24,619	9,056	9,196	106,676	79,565	204,493	5,175	5,608	10,008	20,791

(G	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		TRACT & OUTPARCEL SALES	0	547	600	0	800	0	0	800	0	0	7,004	7,004
		LOT SALES	6,682	8,579	12,345	3,888	3,566	3,341	5,105	15,900	1,611	4,449	3,942	10,002

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	6,682	9,126	12,945	3,888	4,366	3,341	5,105	16,700	1,611	4,449	10,946	17,006

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		TRACT & OUTPARCEL COST OF SALES	0	352	480	0	435	0	0	435	0	0	5,623	5,623
		LOT COST OF SALES	5,910	6,957	9,542	2,490	2,743	2,219	4,120	11,572	1,119	3,023	2,727	6,869

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	5,910	7,309	10,022	2,490	3,178	2,219	4,120	12,007	1,119	3,023	8,350	12,492

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,011	2,143	7,270	1,967	1,267	8,836	17,557	29,627	6,766	5,512	732	13,010

		RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258	6,938	3,328	17,524

		SUMMARY:
		TRACT & OUTPARCEL SALES NET OF COS — WHOLLY OWNED	2,011	2,338	7,390	1,967	1,632	8,836	17,557	29,992	6,766	5,512	2,113	14,391
		LOT SALES NET OF COS — WHOLLY OWNED	772	1,622	2,803	1,398	823	1,122	985	4,328	492	1,426	1,215	3,133

		TOTAL WHOLLY OWNED SALES, NET	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258	6,938	3,328	17,524

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		TRACT SALES LESS COST OF SALES	1,098	671	472	991	80	937	227	2,235	82	(2)	1,476	1,556
		LOT SALES LESS COST OF SALES	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,853	1,661	3,357	6,871
		INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(115)
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	(62)
		OTHER — JOINT VENTURE	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(86)	176	(104)	(14)

		TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749	1,796	4,691	8,236

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007	8,734	8,019	25,760

(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	3,582	11,804	13,347	1,166	1,574	8,912	7,558	19,210	2,143	1,223	2,182	5,548
		SECOND GENERATION BUILDING IMPROVEMENTS	2,491	1,184	1,160	(427)	113	186	176	48	64	98	382	544

			6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	6,092

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	3,292	11,348	12,357	1,143	1,567	8,848	7,324	18,882	2,073	1,125	2,043	5,241
		SECOND GENERATION BUILDING IMPROVEMENTS	2,484	888	938	(452)	113	176	133	(30)	64	98	380	542

			5,776	12,236	13,295	691	1,680	9,024	7,457	18,852	2,137	1,223	2,423	5,783

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	290	456	992	23	7	64	234	328	70	98	139	307
		SECOND GENERATION BUILDING IMPROVEMENTS	7	296	220	25	0	10	43	78	0	0	2	2

			297	752	1,212	48	7	74	277	406	70	98	141	309

		TOTAL GENERATION TI & LEASING & BUILDING CAPEX	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	6,092

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 YTD

(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	30,624	34,154	36,966	9,857	8,084	7,676	8,962	34,579	8,694	8,837	7,842	25,373
		DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	37	31	0	68

			42,486	52,239	51,644	12,175	9,963	8,733	9,006	39,877	8,731	8,868	7,842	25,441
		SHARE OF JOINT VENTURES	16,400	18,540	21,265	4,725	4,829	3,701	2,625	15,880	2,477	2,281	2,041	6,799

		TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208	11,149	9,883	32,240

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	2,166	2,148	2,511	635	700	659	658	2,652	678	686	730	2,094
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	0

			2,166	2,148	2,511	635	700	659	658	2,652	678	686	730	2,094
		SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66	4	4	74

		TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744	690	734	2,168

		TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	34,408

		SUMMARY:
		CONSOLIDATED	32,790	36,302	39,477	10,492	8,784	8,335	9,620	37,231	9,372	9,523	8,572	27,467
		DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	37	31	0	68

			44,652	54,387	54,155	12,810	10,663	9,392	9,664	42,529	9,409	9,554	8,572	27,535
		SHARE OF JOINT VENTURES	16,453	18,549	21,299	4,735	4,837	3,712	2,631	15,915	2,543	2,285	2,045	6,873

		TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	34,408
		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(95)	0	0	0	0	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	61,010	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	34,408

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	38,522	49,913	48,627	11,568	9,217	8,107	8,349	37,241	7,934	8,160	7,102	23,196
		SHARE OF JOINT VENTURES	15,656	17,762	19,709	4,152	4,214	2,911	2,352	13,629	2,154	1,957	1,717	5,828

			54,178	67,675	68,336	15,720	13,431	11,018	10,701	50,870	10,088	10,117	8,819	29,024

		TENANT SECOND GENERATION:
		CONSOLIDATED	3,964	2,326	3,017	607	746	626	657	2,636	797	708	740	2,245
		SHARE OF JOINT VENTURES	744	778	1,556	573	615	790	273	2,251	323	324	324	971

			4,708	3,104	4,573	1,180	1,361	1,416	930	4,887	1,120	1,032	1,064	3,216

		TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208	11,149	9,883	32,240

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	1,485	2,122	2,485	643	695	655	654	2,647	674	682	726	2,082
		SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66	4	4	74

			1,538	2,131	2,519	653	703	666	660	2,682	740	686	730	2,156

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
		CONSOLIDATED	681	26	26	(8)	5	4	4	5	4	4	4	12
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0	0

			681	26	26	(8)	5	4	4	5	4	4	4	12

		TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744	690	734	2,168

		TOTAL DEPRECIATION & AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	34,408

(J	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — WHOLLY OWNED:
		MULTI-FAMILY SALES	0	0	0	0	0	0	0	0	0	0	4,986	4,986
		MULTI-FAMILY COST OF SALES	0	0	0	0	0	0	0	0	0	0	(4,274)	(4,274)

			0	0	0	0	0	0	0	0	0	0	712	712
		SHARE OF JOINT VENTURES, NET	0	0	0	0	0	0	0	0	0	514	0	514

		TOTAL MULTI-FAMILY FFO	0	0	0	0	0	0	0	0	0	514	712	1,226

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2005 Compared to Second Quarter 2005
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	2q 2005	3q 2005	% Change	2q 2005	3q 2005	% Change	2q 2005	3q 2005	% Change	2q 2005	3q 2005	2q 2005	3q 2005

RENTAL PROPERTY REVENUES	$23,086	$23,458		$7,614	$7,243		$30,700	$30,701		$3,078	$2,947	$33,778	$33,648
Less: LEASE TERMINATION FEES	0	0		328	144		328	144		208	0	536	144
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		0	0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	23,086	23,458	1.6%	7,286	7,099	-2.6%	30,372	30,557	0.6%	2,870	2,947	33,242	33,504
RENTAL PROPERTY OPERATING EXPENSES	8,896	9,217	3.6%	2,306	2,380	3.2%	11,202	11,597	3.5%	1,193	794	12,395	12,391

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,190	$14,241	0.4%	$4,980	$4,719	-5.2%	$19,170	$18,960	-1.1%	$1,677	$2,480	$20,847	$21,113

ADJUSTED RENTAL PROPERTY REVENUES (1)	$23,086	$23,458		$7,286	$7,099		$30,372	$30,557		$2,870	$2,947	$33,242	$33,504
Less: STRAIGHT-LINE RENTS	898	1,252		30	36		928	1,288		(69)	93	859	1,381
AMORTIZATION OF LEASE INDUCEMENTS	(45)	(83)		0	0		(45)	(83)		0	0	(45)	(83)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(193)	(73)		0	0		(193)	(73)		0	0	(193)	(73)

CASH BASIS RENTAL PROPERTY REVENUES (2)	22,426	22,362	-0.3%	7,256	7,063	-2.7%	29,682	29,425	-0.9%	2,939	2,854	32,621	32,279
RENTAL PROPERTY OPERATING EXPENSES	8,896	9,217	3.6%	2,306	2,380	3.2%	11,202	11,597	3.5%	1,193	794	12,395	12,391

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,530	$13,145	-2.8%	$4,950	$4,683	-5.4%	$18,480	$17,828	-3.5%	$1,746	$2,060	$20,226	$19,888

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$23,086	$23,458		$7,614	$7,243		$30,700	$30,701		$3,078	$2,947	$33,778	$33,648
RENTAL PROPERTY OPERATING EXPENSES	8,896	9,217		2,306	2,380		11,202	11,597		1,193	794	12,395	12,391

	$14,190	$14,241		$5,308	$4,863		$19,498	$19,104		$1,885	$2,153	$21,383	$21,257

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$14,857	$14,674
DISCONTINUED OPERATIONS (4)												181	477
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,345	6,106

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$21,383	$21,257

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2005 Compared to Third Quarter 2004
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	3q 2004	3q 2005	% Change	3q 2004	3q 2005	% Change	3q 2004	3q 2005	% Change	3q 2004	3q 2005	3q 2004	3q 2005

RENTAL PROPERTY REVENUES	$21,199	$20,783		$6,773	$7,243		$27,972	$28,026		$20,755	$5,622	$48,727	$33,648
Less: LEASE TERMINATION FEES	0	0		43	144		43	144		469	0	512	144
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		(69)	0	(69)	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	21,199	20,783	-2.0%	6,730	7,099	5.5%	27,929	27,882	-0.2%	20,355	5,622	48,284	33,504
RENTAL PROPERTY OPERATING EXPENSES	7,156	7,751	8.3%	1,990	2,380	19.6%	9,146	10,131	10.8%	7,280	2,260	16,426	12,391

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,043	$13,032	-7.2%	$4,740	$4,719	-0.4%	$18,783	$17,751	-5.5%	$13,075	$3,362	$31,858	$21,113

ADJUSTED RENTAL PROPERTY REVENUES (1)	$21,199	$20,783		$6,730	$7,099		$27,929	$27,882		$20,355	$5,622	$48,284	$33,504
Less: STRAIGHT-LINE RENTS	(85)	719		1	36		(84)	755		564	626	480	1,381
AMORTIZATION OF LEASE INDUCEMENTS	0	(73)		0	0		0	(73)		0	(10)	0	(83)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(205)	(73)		0	0		(205)	(73)		0	0	(205)	(73)

CASH BASIS RENTAL PROPERTY REVENUES (2)	21,489	20,210	-6.0%	6,729	7,063	5.0%	28,218	27,273	-3.3%	19,791	5,006	48,009	32,279
RENTAL PROPERTY OPERATING EXPENSES	7,156	7,751	8.3%	1,990	2,380	19.6%	9,146	10,131	10.8%	7,280	2,258	16,426	12,389

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,333	$12,459	-13.1%	$4,739	$4,683	-1.2%	$19,072	$17,142	-10.1%	$12,511	$2,748	$31,583	$19,890

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$21,199	$20,783		$6,773	$7,243		$27,972	$28,026		$20,755	$5,622	$48,727	$33,648
RENTAL PROPERTY OPERATING EXPENSES	7,156	7,751		1,990	2,380		9,146	10,131		7,280	2,260	16,426	12,391

	$14,043	$13,032		$4,783	$4,863		$18,826	$17,895		$13,475	$3,362	$32,301	$21,257

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$15,210	$14,674
DISCONTINUED OPERATIONS (4)												4,864	477
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												12,227	6,106

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$32,301	$21,257

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2005 Compared to Nine Months 2004

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	2004	2005	% Change	2004	2005	% Change	2004	2005	% Change	2004	2005	2004	2005

RENTAL PROPERTY REVENUES	$65,508	$60,612		$16,313	$17,749		$81,821	$78,361		$80,244	$21,979	$162,065	$100,340
Less: LEASE TERMINATION FEES	2,072	16		238	542		2,310	558		3,171	444	5,481	1,002
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		(197)	0	(197)	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	63,436	60,596	-4.5%	16,075	17,207	7.0%	79,511	77,803	-2.1%	77,270	21,535	156,781	99,338
RENTAL PROPERTY OPERATING EXPENSES	21,128	22,188	5.0%	4,767	5,688	19.3%	25,895	27,876	7.7%	25,417	8,765	51,312	36,641

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$42,308	$38,408	-9.2%	$11,308	$11,519	1.9%	$53,616	$49,927	-6.9%	$51,853	$12,770	$105,469	$62,697

ADJUSTED RENTAL PROPERTY REVENUES (1)	$63,436	$60,596		$16,075	$17,207		$79,511	$77,803		$77,270	$21,535	$156,781	$99,338
Less: STRAIGHT-LINE RENTS	49	1,453		2	144		51	1,597		1,580	1,569	1,631	3,166
AMORTIZATION OF LEASE INDUCEMENTS	0	(151)		0	0		0	(151)		0	(20)	0	(171)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(514)	(390)		0	0		(514)	(390)		(86)	(77)	(600)	(467)

CASH BASIS RENTAL PROPERTY REVENUES (2)	63,901	59,684	-6.6%	16,073	17,063	6.2%	79,974	76,747	-4.0%	75,776	20,063	155,750	96,810
RENTAL PROPERTY OPERATING EXPENSES	21,128	22,188	5.0%	4,767	5,688	19.3%	25,895	27,876	7.7%	25,417	8,765	51,312	36,641

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$42,773	$37,496	-12.3%	$11,306	$11,375	0.6%	$54,079	$48,871	-9.6%	$50,359	$11,298	$104,438	$60,169

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$65,508	$60,612		$16,313	$17,749		$81,821	$78,361		$80,244	$21,979	$162,065	$100,340
RENTAL PROPERTY OPERATING EXPENSES	21,128	22,188		4,767	5,688		25,895	27,876		25,417	8,765	51,312	36,641

	$44,380	$38,424		$11,546	$12,061		$55,926	$50,485		$54,827	$13,214	$110,753	$63,699

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$53,139	$44,275
DISCONTINUED OPERATIONS (4)												15,375	716
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												42,239	18,708

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$110,753	$63,699

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above.
     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.